UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 8, 2001

PALM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5470 Great America Parkway Santa Clara, CA 95052
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 878-9000
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

          On November 8, 2001, Palm, Inc. issued a press release entitled “Palm CEO Carl Yankowski Resigns; Chairman Eric Benhamou to Serve as CEO; Palm Platform Separation in Final Phase; Company Confirms Previous Q2 Revenue Guidance.” The press release is attached as Exhibit 99.1 to this current report.

          This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report.

Item 7.    Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

                   Not applicable.

          (b)  Pro forma financial information.

                    Not applicable.

          (c)  Exhibits.

Exhibit No.	Description of Exhibits
99.1
Text of press release, dated November 8, 2001, entitled “Palm CEO Carl Yankowski Resigns;
Chairman Eric Benhamou to Serve as CEO Palm Platform Separation in Final Phase; Company
Confirms Previous Q2 Revenue Guidance.”

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PA	LM, INC.

/s/ STEPHEN YU
By	:
Stephen Yu
Vice President, General Counsel and Secretary

Da	te: November 8, 2001

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1
Text of press release, dated November 8, 2001, entitled “Palm CEO Carl Yankowski Resigns;
Chairman Eric Benhamou to Serve as CEO Palm Platform Separation in Final Phase; Company
Confirms Previous Q2 Revenue Guidance.”

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